UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 17, 2022

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-12672 (Commission File Number)	77-0404318 (I.R.S. Employer Identification No.)

4040 Wilson Blvd., Suite 1000

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2022, the Board of Directors (the “Board”) of AvalonBay Communities, Inc. (the “Company”) voted to appoint Charles (“Chaz”) E. Mueller, Jr. to the Board, effective November 1, 2022. Upon his appointment, Mr. Mueller will serve on the Investment and Finance Committee and the Audit Committee of the Board.

Mr. Mueller, 59, retired in October 2021 from full time executive leadership positions after serving, since May 2018, as Chief Executive Officer at Progress Residential, one of the largest providers of single-family rental homes in the United States. Mr. Mueller remained as an employee and advisor to Progress Residential from October 2021 to March 2022. From February 2015 to December 2017, Mr. Mueller was President of Irvine Company Apartment Communities, an owner and operator of apartment communities across coastal California. From December 2013 to January 2015, Mr. Mueller was Chief Executive Officer of ConAm Management Corporation, a multifamily real estate investment and property management firm. From 1994 to 2013, Mr. Mueller held several positions with Archstone and its predecessors (collectively “Archstone”), including President, Chief Operating Officer and Chief Financial Officer. Prior to Archstone going private in 2007, it was one of the largest publicly traded multifamily REITs in the United States. Mr. Mueller received his B.A. in real estate and finance from the University of Texas at Austin and his M.B.A. from Southern Methodist University.

As part of its refreshment process for the Board, Alan B. Buckelew, who has served as a Board member since 2011, will be retiring from the Board at the time of the Company’s 2023 Annual Meeting of Stockholders. Mr. Buckelew’s planned retirement from the Board is consistent with the retirement age and term limit expectations contained in the Company’s Corporate Governance Guidelines and is not based on any disagreement Mr. Buckelew has with the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by AvalonBay Communities, Inc., dated as of October 17, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document). (Filed herewith.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: October 17, 2022	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer